UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2021, The Sherwin-Williams Company (“Sherwin-Williams”) held its Annual Meeting of Shareholders (“Annual Meeting”). The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. Sherwin-Williams completed a three-for-one stock split on March 31, 2021 (the “Stock Split”). The final voting results reflect the pre-Stock Split shares because the record date for the Annual Meeting, February 23, 2021, preceded the Stock Split.

Proposal 1. The shareholders elected the following 10 nominees as directors of Sherwin-Williams to serve until the next Annual Meeting and until their successors are elected. The voting results for the 10 nominees are as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Kerrii B. Anderson	71,015,633	1,448,691	350,283	6,291,458
Arthur F. Anton	65,721,584	6,732,794	360,229	6,291,458
Jeff M. Fettig	69,909,679	2,549,918	355,010	6,291,458
Richard J. Kramer	69,452,479	2,547,930	814,198	6,291,458
John G. Morikis	68,936,792	3,444,919	432,896	6,291,458
Christine A. Poon	60,788,053	11,665,003	361,551	6,291,458
Aaron M. Powell	72,078,721	364,679	371,207	6,291,458
Michael H. Thaman	71,828,009	590,882	395,716	6,291,458
Matthew Thornton III	71,229,878	1,231,021	353,708	6,291,458
Steven H. Wunning	71,980,146	476,982	357,479	6,291,458

Proposal 2. The shareholders approved, on an advisory basis, the compensation of the named executives. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
67,569,259	4,676,127	569,221	6,291,458

Proposal 3. The shareholders approved the ratification of the appointment of Ernst & Young LLP as Sherwin-Williams’ independent registered public accounting firm for 2021. The voting results are as follows:

For	Against	Abstentions	Broker Non-Votes
76,130,631	2,608,019	367,415	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

April 26, 2021	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Vice President, Deputy General Counsel and Assistant Secretary